UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

XPO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-4636
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

XPO Logistics, Inc. (the “Company”) held a special meeting of stockholders (the “2015 Special Meeting”) on September 8, 2015. At the 2015 Special Meeting, the stockholders approved an amendment of Article IV of the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate”) to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 to 300,000,000. The amendment to the Certificate is more fully described in the Company’s definitive proxy statement filed on August 12, 2015 with the Securities and Exchange Commission in connection with the 2015 Special Meeting. The full text of the amendment to the Certificate is attached as Exhibit 3.1 and is incorporated herein by reference.

The amendment to the Certificate became effective upon the Company’s filing of the Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware on September 8, 2015.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2015 Special Meeting, the stockholders approved:

1.
The issuance of 12,500,546 shares of the Company’s common stock, par value $0.001 per share, upon the conversion of 562,525 shares of the Company’s outstanding Series C Convertible Perpetual Preferred Stock;

2.
An amendment to the Company’s amended and restated certificate of incorporation, as previously amended, increasing the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 to 300,000,000;

3.
The XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan (the “XPO Equity Plan”) for purposes of qualification under the French “law on growth, activity, and equality of economic chances” (as adopted on July 10, 2015, the “Macron Law”) so that equity grants that are made under the XPO Equity Plan to individuals who are subject to taxation under French law may qualify as “free grants of shares” under the Macron Law; and

4.	To adjourn or postpone the special meeting, if necessary, to solicit additional proxies.

The voting results are set forth below:

Proposal 1: Issuance of common stock upon the conversion of Series C Convertible Perpetual Preferred Stock:

Votes For	84,694,055
Votes Against	931,604
Abstentions	56,818

Proposal 2: Approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common stock:

Votes For	90,055,706
Votes Against	5,021,275
Abstentions	131,504

Proposal 3: Approval of the Company’s Amended and Restated 2011 Omnibus Incentive Compensation Plan for French Macron Law purposes:

Votes For	84,986,397
Votes Against	604,823
Abstentions	91,257

Proposal 4: Adjourn or postpone the Special Meeting, if necessary:

Votes For	92,883,363
Votes Against	2,147,802
Abstentions	177,320

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

3.1     Certificate of Amendment to Amended and Restated Certificate of Incorporation of XPO Logistics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2015	XPO LOGISTICS, INC.
	By:	/s/ Gordon E. Devens
Gordon E. Devens
Senior Vice President and General Counsel

EXHIBIT INDEX

3.1     Certificate of Amendment to Amended and Restated Certificate of Incorporation of XPO Logistics, Inc.